UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2004

NUVASIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50744	33-0768598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Idenitifcaiton Number)

10065 Old Grove Road, San Diego, California 92131
(Address of principal executive offices, with zip code)

(858) 271-7070
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 15, 2004, NuVasive, Inc. elected Peter C. Farrell, Ph.D., A.M., and Robert J. Hunt as members of the Board of Directors, effective January 3, 2005.  Dr. Farrell will serve on the Nominating and Governance Committee and Mr. Hunt will serve on the Audit Committee.  A copy of the press release announcing the election is attached as Exhibit 99.1 hereto.

Item 9.01               Financial Statements and Exhibits

(c)           Exhibits

Exhibit 99.1                                    Press release issued by NuVasive, Inc. on December 15, 2004, announcing the election of two new directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVASIVE, INC.

Date: December 16, 2004	By:	/s/	KEVIN C. O’BOYLE
Kevin C. O’Boyle
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press release issued by NuVasive, Inc. on December 15, 2004, announcing the election of two new directors.